MONMOUTH CAPITAL CORPORATION
                     Juniper Business Plaza
                  3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey 07728

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                         OCTOBER 8, 2003


     Notice is hereby given that the forty-second Annual Meeting of Shareholders (Annual Meeting) of Monmouth Capital Corporation (the Company) will be held on Wednesday, October 8, 2003 at 4:00 p.m. at the offices of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, for the following purposes:

  1. To elect nine Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve for the ensuing year; and

  2. To approve the selection by the Board of Directors of Cowan, Gunteski and Co. as Independent Auditors for the Company for the year ending December 31, 2003; and

  3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      The books containing the minutes of the last Annual Meeting of Shareholders, and the minutes of all meetings of the Directors since the last Annual Meeting of Shareholders, will be presented at the meeting for the inspection of the shareholders. Only shareholders of record at the close of business on August 14, 2003 will be entitled to vote at the meeting and at any adjournments thereof.

      IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND
DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD  OF
DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                               BY ORDER OF THE BOARD OF DIRECTORS


                                            ERNEST V. BENCIVENGA
                                                Secretary

August 26, 2003

                  MONMOUTH CAPITAL CORPORATION
                     Juniper Business Plaza
                  3499 Route 9 North, Suite 3-C
                   Freehold, New Jersey 07728


                         PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS
                         OCTOBER 8, 2003


      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monmouth Capital Corporation (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on October 8, 2003, and at any adjournments thereof (Annual Meeting), for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying Proxy card are being distributed on or about August 26, 2003 to shareholders of record on August 14, 2003.

     A copy of the Annual Report, including financial statements, was mailed to all shareholders of record on or about June 5, 2003.

      Any shareholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the shareholder. Unless the shareholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement and form of proxy, and the cost of soliciting proxies related to the meeting, will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

                          VOTING RIGHTS

      Only holders of the Company's $1.00 par value common stock (Common Stock) of record as of the close of business on August 14, 2003, are entitled to vote at the Annual Meeting of Shareholders. As of the record date, there were 2,922,743 shares of Common Stock outstanding, each share being entitled to one vote on any matter which may properly come before the meeting. Said voting right is non-cumulative. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. An affirmative vote of a majority of the votes cast by holders of the Common Stock is required for approval of Proposals 1 and 2.

                           PROPOSAL 1
                      ELECTION OF DIRECTORS


      It is proposed to elect a Board of nine Directors. The proxy will be voted for the election of the nine nominees named herein, all of whom are members of the present Board, to serve for a one-year term for which they have been nominated, unless authority is withheld by the shareholder. The nominees have agreed to serve, if elected, for the new term.

     If for any reason any of the said nine nominees shall become unavailable for election, the proxy will be voted for any substitute nominee who may be selected by the Board of Directors prior to or at the meeting, or, if no substitute is selected by the Board of Directors, for a motion to reduce the membership of the Board to the number of the following nominees who are available. In the event the membership of the Board is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the Board of Directors after the Annual Meeting, the by-laws provide that any such vacancy shall be filled for the unexpired term by a majority vote of the remaining Directors. The Company has no knowledge that any of the nine nominees shall become unavailable for election.

      The proxies solicited cannot be voted for a greater number of persons than the nominees named.

      Some of the nominees for Director are also Officers and/or Directors of other companies, including Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc., both publicly-owned companies. In addition, the Officers and Directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for Monmouth Capital Corporation. In most respects, the activities of Monmouth Capital Corporation, Monmouth Real Estate Investment Corporation and United Mobile Homes, Inc. are not in conflict, but rather complement each other. However, the activities of the Officers and Directors on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the Company of favorable opportunities. It is the opinion of the Officers and Directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

   Committees of the Board of Directors and Meeting Attendance


      During the last year, there were four meetings of the Board
of  Directors.   No  Director attended  fewer  than  75%  of  the
meetings.

      The  Company has a standing Audit Committee, a Compensation
Committee and a Stock Option Committee of the Board of Directors.

      The Audit Committee, which recommends to the Directors the independent public accountants to be engaged by the Company and reviews with management the Company's internal accounting procedures and controls, had four meetings, including telephone meetings, during the last year. Charles P. Kaempffer, Eugene D. Rothenberg and Robert G. Sampson, all of whom are outside Directors, serve on the Audit Committee.

      The Compensation Committee, which makes recommendations to the Directors concerning compensation, had one meeting during the last year. Charles P. Kaempffer, Eugene D. Rothenberg and Robert
G. Sampson serve on the Compensation Committee.

      The Stock Option Committee, which administers the Company's
Stock Option Plan, had one meeting during the last year.  Charles
P. Kaempffer, Eugene D. Rothenberg and Robert G. Sampson serve on the Stock Option Committee.

                            NOMINEES FOR DIRECTOR


                     Present Position with the Company;
                    Business Experience During Past Five
                                   Years;                    Director
  Nominee; Age               Other Directorships              Since

Ernest V.         Treasurer  (1961  to present),  Secretary    1961
Bencivenga        (1967 to present) and Director. Financial
(85)              Consultant  (1976 to present);  Treasurer
                  and   Director  (1968  to   present)   of
                  Monmouth     Real    Estate    Investment
                  Corporation; Secretary/Treasurer (1984 to present) and Director (1969 to present) of United Mobile Homes, Inc.

Anna T. Chew      Vice    President   (2001   to   present)    1994
(45)              Controller   (1991   to   present)    and
                  Director.   Certified Public  Accountant;
                  Vice   President   and  Chief   Financial
                  Officer  (1995  to  present),  Controller
                  (1991 to 1995) and Director (1994 to present) of United Mobile Homes, Inc.;
                  Controller (1991 to present) and Director
                  (1993 to present) of Monmouth Real Estate
                  Investment Corporation.

Neal Herstik      Attorney  at Law, Gross, Truss & Herstik,    2002
(44)              PC   (1997   to  present);   First   Vice
                  President,  Marlboro  Community  Players,
                  Inc.,  a non-profit corporation (2000  to
                  present);Co-founder and former President,
                  Manalapan-Englishtown           Education
                  Foundation,     Inc.,    a     non-profit
                  corporation (1995 to 2001).

Charles P.        Director.   Investor; Director  (1974  to    1970
Kaempffer         present)   of   Monmouth   Real    Estate
(66)              Investment Corporation; Director (1969 to
                  present)  of  United Mobile Homes,  Inc.;
                  Vice  Chairman  and  Director  (1996   to
                  present) of Community Bank of New Jersey.

Eugene W. Landy   President (1961 to present) and Director.    1961
(69)              Attorney  at Law; Chairman of  the  Board
                  (1995 to present), President (1969 to 1995) and Director (1969 to present) of United Mobile Homes, Inc.; President and
                  Director  (1968 to present)  of  Monmouth
                  Real Estate Investment Corporation.

Michael P. Landy  Vice  President  (2003  to  present)  and    2001
(41)              Director.    President (1998 to 2001)  of
                  Siam Records, L.L.C.; Chief Engineer  and
                  Technical Director (1987 to 1998) of  GRP
                  Recording Company.

                    Present Position with the Company;
                   Business Experience During Past Five
                                  Years;                   Director
Nominee; Age               Other Directorships              Since


Samuel A. Landy   Director.   Attorney at Law; President      1994
(43)              (1995   to  present),  Vice  President
                  (1991  to 1995) and Director (1992  to
                  present) of United Mobile Homes, Inc.;
                  Director (1989 to present) of Monmouth
                  Real Estate Investment Corporation.

Eugene D.         Director.  Investor; Director (1977 to      2001
Rothenberg        present) of United Mobile Homes, Inc.
(70)

Robert G.         Director.  Investor; Director (1968 to      1963
Sampson           2001)    of   Monmouth   Real   Estate
(78)              Investment Corporation; Director (1969
                  to  present)  of United Mobile  Homes,
                  Inc.;   General   Partner   (1983   to
                  present)    of   Sampco,   Ltd.,    an
                  investment group.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL



                           PROPOSAL 2
                APPROVAL OF INDEPENDENT AUDITORS

     It is proposed to approve the appointment of Cowan, Gunteski & Co. as Independent Auditors for the purpose of making the annual audit of the books of account of the Company for the year ending December 31, 2003, and shareholder approval of said appointment is requested. Cowan, Gunteski & Co. has served as
Independent Auditors of the Company since 1990. There are no affiliations between the Company and Cowan, Gunteski & Co., its partners, associates or employees, other than its employment as Independent Auditors for the Company. Cowan, Gunteski & Co. has informed the Company that it has no direct or indirect financial interest in the Company. The Company does not expect any representative of Cowan, Gunteski & Co. to attend the Annual Meeting.

      The approval of the appointment of the Independent Auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event that Cowan, Gunteski & Co. does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the shareholders will be asked to ratify the appointment at the next annual meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists  information   with respect to the
beneficial ownership  of  the Company's shares  as  of August 14,
2003 by:

       -   each person  known  by the Company to beneficially own
           more      than   five  percent (5%) of  the  Company's
           outstanding shares;

       -   the Company's directors;

       -   the Company's executive officers; and

       - all of the Company's executive officers and directors as a group.

      Unless otherwise indicated, the person or persons named below have sole voting and investment power and that person's address is c/o Monmouth Capital Corporation, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728. In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by that person under options exercisable within sixty (60) days of August 14, 2003 are deemed beneficially owned by that person and are deemed outstanding for purposes of determining the total number of outstanding shares for that person and are not deemed outstanding for that purpose for all other shareholders.

                                                     Percentage
  Name and Address of       Amount and Nature of      of Shares
    Beneficial Owner        Beneficial Ownership(1)  Outstanding(2)

Albert D. Mason, Inc.
50 Congress Street
Boston, Massachusetts
02109                       429,071(3)              14.68%
Ernest V. Bencivenga          8,251 (4)             *
Anna T. Chew                 18,434 (5)             *
Neal Herstik                    500                 *
Charles P. Kaempffer         15,331 (6)             *
Eugene W. Landy             289,919 (7) (10) (11)    9.75%
Michael P. Landy             40,172 (8)              1.37%
Samuel A. Landy             123,127 (9)              4.14%
Eugene D. Rothenberg          4,968                 *
Robert G. Sampson            16,986                 *
Directors and Officers as
  a Group                   517,688 (10) (11)       17.13%
_______________
*Less than 1%.

(1)  Beneficial  ownership,  as defined herein,  includes  Common
     Stock as to which a person has or shares voting and/or investment power.

(2) Based on the number of shares outstanding on August 14, 2003, which was 2,922,743.

(3) Based on owner's filing on Form 13D filed as of July 15, 2003.

(4)  Includes 6,519 shares held by Mr. Bencivenga's wife.

(5)  Held jointly with Ms. Chew's husband.

(6)  Includes  (a) 726 shares in joint name with Mrs.  Kaempffer;
     (b) 270 shares held by Mrs. Kaempffer; and (c) 7,000 shares held in joint name of Mrs. Kaempffer as Trustees for the Charles Kaempffer Pension Plan.

(7) Includes (a) 9,247 shares held by Mr. Landy's wife; (b) 32,835 shares held in the Landy & Landy Employees' Pension Plan, of which Mr. Landy is a Trustee with power to vote;
     (c) 69,051 shares held in the Landy & Landy Employees' Profit Sharing Plan of which Mr. Landy is a Trustee with power to vote; (d) 14,545 shares held by Landy Investments, Ltd. of which Mr. Landy has power to vote; (e) 10,000 shares held in the Eugene W. and Gloria Landy Family Foundation, a charitable trust, of which Mr. Landy has power to vote; and (f) 50,000 shares issuable upon exercise of stock option.

(8)  Includes  11,131  shares  in  custodial  accounts  for   Mr.
     Landy's children under the Uniform Gifts to Minor's Act in which he disclaims any beneficial interest, but has power to vote.

(9) Includes (a) 14,617 shares held by Mr. Landy's wife; (b) 16,936 shares in custodial accounts for Mr. Landy's children under the Uniform Gifts to Minor's Act in which he disclaims any beneficial interest but has power to vote;
     (c) 28,347 shares in the Samuel Landy Family Limited Partnership; and (d) 50,000 shares issuable upon exercise of stock option.

(10) Excludes  74,714  shares  (2.56%)  owned  by  United  Mobile
     Homes,    Inc.    Eugene   W.   Landy   beneficially    owns
     approximately 13% of the shares of United Mobile Homes, Inc.

(11) Excludes  36,071  shares  (1.23%)  owned  by  Monmouth  Real
     Estate    Investment   Corporation.    Eugene    W.    Landy
     beneficially  owns  approximately 5.38%  of  the  shares  of
     Monmouth Real Estate Investment Corporation.
                                7

                     EXECUTIVE COMPENSATION

Summary Compensation Table

      The following Summary Compensation Table shows compensation paid by the Company to its chief executive officer for services rendered during the year ended December 31, 2002, short year ended December 31, 2001, and the fiscal year ended March 31, 2001. Because no executive officers received total annual salary and bonus exceeding $100,000, only the compensation paid to the chief executive officer is to be disclosed under the Securities and Exchange Commission disclosure requirements.

   Name and Principal                 Compensation
   Position                         Salary    Bonus       Other (1)
   __________________               _______  _______      _______

   Eugene W. Landy        12/31/02  $50,000   None         $20,700
   Chief Executive        12/31/01  $37,500   None         $ 1,600
   Officer                 3/31/01  $50,000   None         $ 3,200

(1) Represents base compensation and directors' fees. Also includes legal fees of $17,500 in 2002.

Compensation of Directors

      The Directors receive a fee of $800 for each Board meeting attended. Directors appointed to house committees receive $150 for each meeting attended. Those specific committees are Compensation Committee, Audit Committee and Stock Option Committee.


Stock Option Plan

     On July 14, 1994, the shareholders approved and ratified the Company's 1994 Stock Option Plan authorizing the grant of options to officers and key employees to purchase up to 300,000 shares of common stock. Options may be granted any time up to December 31, 2003. No option shall be available for exercise beyond ten years. All options are exercisable after one year from the date of grant. The option price shall not be below the fair market value at date of grant. Canceled or expired options are added back to the "pool" of shares available under the Plan.

      The following table sets forth for the executive officer named in the Summary Compensation Table, information regarding stock options outstanding at December 31, 2002:

                                                         Value of
                            Number of Unexercised      Unexercised Options
            Share  Value    Options at Year-End           at Year-End
Name   Exercised  Realized  Exercisable/Unexercisable  Exercisable/Unexercisable

Eugene W.
Landy      -0-      N/A        50,000/    -0-            $11,500/   $   -0-

       As of December 31, 2002, there were 150,000 shares outstanding and 150,000 shares available for grant under the Plan. The following is a summary of stock options outstanding:

               Number of  Number of     Option       Expiration
Date of Grant  Employees   Shares        Price         Date


4/8/98             2       20,000        $2.75         4/8/03

9/28/98            1       50,000        $3.00         9/28/03

10/4/00            2       20,000        $2.625        10/4/05

10/4/01            1       50,000        $3.30         10/4/09

11/16/02           2       10,000        $2.90         1/16/07
                           ______
                          150,000

Other Information

       Except  for  specific  agreements,  the  Company  has   no
retirement plan in effect for officers, directors or employees and, at present, has no intention of instituting such a plan.

   Report of Compensation Committee on Executive Compensation

Overview and Philosophy

     The Company has a Compensation Committee consisting of three independent outside Directors. This Committee is responsible for making recommendations to the Board of Directors concerning executive compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

      The first consideration is the overall performance of the Company. The Committee believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its shareholders.

     The second consideration is the individual achievements made by each officer. The Company is a small real estate investment trust (REIT). The Committee is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

      The final criteria in setting compensation is comparable wages in the industry. In this regard, the REIT industry maintains excellent statistics.

Evaluation

     The Committee reviewed the progress made by Eugene W. Landy, Chief Executive Officer, in locating alternative business and investment opportunities. The Committee decided to continue Mr.
Landy's annual compensation of $50,000.

                                      Compensation Committee:
                                        Charles P. Kaempffer
                                        Eugene D. Rothenberg
                                        Robert G. Sampson


                    Report of Audit Committee

     The Board of Directors has adopted a written charter for the Audit Committee.

      The Company has an Audit Committee consisting of three "independent" Directors, as defined by the listing standards of the National Association of Securities Dealers (NASD). The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company's reporting, internal control and audit functions.

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended
December 31, 2002.

      We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No.
61, Communication with Audit Committees.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees and have discussed with the auditors the auditors' independence.

      Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

Audit Fees

      The aggregate fees billed by Cowan, Gunteski & Co., for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $19,000.

Financial Information Systems Design and Implementation Fees

      There  were  no fees billed by Cowan, Gunteski  &  Co.  for
professional   services   rendered  for  information   technology
services relating to financial information systems design and implementation for the year ended December 31, 2002.

All Other Fees

      The aggregate fees billed by Cowan, Gunteski & Co., for services rendered to the Company for the year ended December 31, 2002, other than for services described above, were $10,000.

     The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining
Cowan, Gunteski & Co.'s independence.

                                        Audit Committee:
                                        Charles P. Kaempffer
                                        Eugene D. Rothenberg
                                        Robert G. Sampson

                  COMPARATIVE STOCK PERFORMANCE

      The following line graph compares the total return of the Company's Common Stock for the last five fiscal years to the NASDAQ Total Return Index and the NASDAQ Financial Stocks Total Return Index. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.

                   Monmouth
  Year Ended        Capital          NASDAQ          NASDAQ
 December 31,     Corporation         Total        Financial

     1997             100              100            100
     1998             123              141             97
     1999              91              261             97
     2000              91              157            104
     2001             109              125            115
     2002             155               86            118

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since the beginning of the Company's last fiscal year, there have been no transactions or proposed transactions in which any of the Officers and Directors have a material interest.

      The only family relationships between any of the Directors or executive officers of the Company are that of Samuel A. Landy and Michael P. Landy, who are brothers and are the sons of Eugene
W. Landy, President and a Director of the Company.

      Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year.

     The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other Directors and disclose it as part of the proxy statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.

       Management   currently  operates  Monmouth   Real   Estate
Investment Corporation and United Mobile Homes, Inc. (United), two real estate investment trusts. Certain overhead expenses are shared among these companies.

Transactions with United Mobile Homes, Inc.

     Prior to April 1, 2001, the Company, through its then wholly-owned subsidiary, The Mobile Home Store, Inc. (MHS), engaged in the sales of manufactured homes primarily into manufactured home communities owned by United. This business has been terminated, and MHS merged into the Company.

      MHS had rental expenses to United. United owns and operates manufactured home communities. Seven Directors of the Company are also Directors and shareholders of United. MHS paid United market rent on sites where MHS had a home for sale. Total site rental expense to United amounted to $22,690 and $82,087, respectively, for the short year ended December 31, 2001 and the year ended March 31, 2001. MHS also leased space from United to be used as sales lots, at market rates, at most of United's communities. Total rental expense relating to these sales lots amounted to $-0- and $153,480 for the short year ended December 31, 2001 and for the year ended March 31, 2001, respectively.

      During the year ended March 31, 2001, MHS acquired certain inventory from United. These purchases amounted to $124,890, representing 3%, of total purchases made by MHS during fiscal 2001. This inventory was available through United, but could have been acquired from a third-party at approximately the same cost.

     During the year ended December 31, 2002, the short year ended December 31, 2001 and the year ended March 31, 2001, MHS sold to United 2, -0-, and 10 homes, respectively, for a total sales price of $43,181, $-0- and $161,487, respectively, at MHS's cost. These sales represented 11%, 0% and 3%, respectively, of total sales made by MHS. These manufactured homes were available through MHS, but could have been acquired by United from a third party at approximately the same price.

      In  addition to the above sales, on March 30, 2001,  United purchased  at  carrying value all of the remaining  inventory  of
MHS.   This  amounted  to $2,261,624.  United  also  assumed  the inventory financing of $ 1,833,871.

Payments to Affiliated Persons

      Total payments to all officers, directors and affiliated persons during the year ended December 31, 2002, the short year ended December 31, 2001, and the year ended March 31, 2001, amounted to $117,400, $50,300, $98,000, respectively. Eugene W. Landy, President of the Company, received $70,700, $39,100 and $53,200 in salary, legal and director fees.

        COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met except that Neal Herstik, newly-elected Director in 2002, failed to file his initial report on Form 3 on a timely basis.

                          OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will provide, without charge, to each person being solicited by this Proxy Statement on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2002 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Monmouth Capital Corporation, Attention: Secretary, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728.

                      SHAREHOLDER PROPOSALS

      In order for Shareholder Proposals for the 2004 Annual Meeting of Shareholders to be eligible for inclusion in the
Company's 2004 Proxy Statement, they must be received by the Company at its principal office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728 not later than March 31, 2004.


                     BY ORDER OF THE BOARD OF DIRECTORS



                                   /s/ Ernest V. Bencivenga
                                       Ernest V. Bencivenga
                                       Secretary



Dated: August 26, 2003



Important: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly returning the enclosed proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to sign and return the enclosed proxy in order that the necessary quorum may be represented at the meeting. The enclosed addressed envelope requires no postage and is for your convenience.

PROXY                                                     PROXY

                  MONMOUTH CAPITAL CORPORATION

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
   This Proxy is Solicited on behalf of the Board of Directors

     PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN PROMPTLY


The undersigned hereby appoints EUGENE W. LANDY, ERNEST V. BENCIVENGA and SAMUEL A. LANDY, and each or any of them, proxies of the undersigned, with full power of substitution, to vote in their discretion (subject to any direction indicated hereon) at the Annual Meeting of Shareholders to be held at the Company Office located at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, on Wednesday, October 8, 2003, at 4:00 p.m., and at any adjournment thereof, upon matters properly coming before the meeting, with all the powers which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting.

The Board of Directors recommends a vote FOR items (1) and (2), and all shares represented by this Proxy will be so voted unless otherwise indicated, in which case they will be voted as marked.

(1) Election of Directors - Nominees are: Ernest V. Bencivenga, Anna T. Chew, Neal Herstik, Charles P. Kaempffer, Eugene W.
  Landy, Michael P. Landy, Samuel A. Landy, Eugene D. Rothenberg and Robert G. Sampson.

(Instruction:   To  withhold authority to  vote  for  any  individual
Nominee, write that person's name on the line below.)

_____________________________________________________________________

        FOR all Nominees             WITHHOLD AUTHORITY
        except as Indicated /  /     to vote for listed Nominees /  /


(1) Approval of the appointment of Cowan, Gunteski & Co. as Independent Auditors for the Company for the year ending December 31, 2003.

        FOR  /  /           AGAINST /  /           ABSTAIN /  /

(2) Such Other Business as may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting.

Receipt   of  Notice  of  Meeting  and  Proxy  Statement  is   hereby
acknowledged.

DATED:____________, 2003.   _________________________
                                  Signature


                            _________________________
                                  Signature

Important: Please date this Proxy; sign exactly as your name(s) appears hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.